                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Western Water Company (the Company) on Form 10-K, for the fiscal year ended March 31, 2002 as filed with the Securities and Exchange Commission and as amended on the date hereof (the Report), I, Michael Patrick George, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/S/ MICHAEL PATRICK GEORGE

Michael Patrick George
Chief Executive Officer
August 5, 2002



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